Exhibit 10.7


                         ASSIGNMENT OF LEASES AND RENTS

NOTICE:  This Document Is Exempt From Taxation Pursuant To Virginia Code
         Section 58.1-809

         Made as of the 26th day of June, 1997, by COLONIAL DOWNS, L.P., a Virginia limited partnership (hereinafter the "Assignor"), with an address at 6201 North Courthouse Road, P.O. Box 456, Providence Forge, Virginia 23140,
Attn: O. J. Peterson, to PNC BANK, NATIONAL ASSOCIATION ("Assignee"), a national banking association with an address at One PNC Plaza, P1-POPP-19-2, 249 Fifth Avenue, Pittsburgh, PA 15222-2707.

         FOR VALUE RECEIVED, and intending to be legally bound, Assignor hereby grants, sells, assigns, transfers, sets over and delivers unto Assignee (as additional collateral to further secure Assignee) all right, title and interest of Assignor in and to all Leases (as hereinafter defined) covering all or any part of those certain premises described in Exhibit A attached hereto and made a part hereof or covering all or any part of the improvements now or hereafter located thereon (hereinafter collectively called the "Premises"), together with all the Rents (hereinafter defined) due and to become due to Assignor, and together with all rights of Assignor to amend, modify, terminate, extend or renew the Leases or to waive the Rents or the terms of the Leases.

         TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns, for the purpose of securing the performance and discharge by Assignor of the Obligations (as hereinafter defined).

         Assignor hereby covenants, promises and agrees as follows:

         1. As used in this Assignment, the following terms shall have the meanings indicated, unless the context otherwise requires:

                  (a) "Leases" shall mean (i) all present and future leases and subleases covering all or any portion of the Premises, (ii) all agreements for use or occupancy of any portion of the Premises, (iii) all modifications, supplements, extensions and renewals of any such Lease and any and all further Leases (including rights in respect of lessees and sublessees holding over and tenancies following attornment) of all or any part of the Premises, and (iv) any and all guaranties of the performance of any lessee or sublessee under any Lease.

                  (b) "Obligations" shall mean (i) the prompt and punctual payment of all principal and interest and other sums coming due under that certain Deed of Trust Note of even date herewith, from Assignor to Assignee in the principal amount of $10,000,000, as the same may be amended, supplemented, renewed, increased or replaced from time to time (the "Deed of Trust Note"), the proceeds of the loan evidenced by the Deed of Trust Note to be advanced in accordance with the provisions of the Construction Loan Agreement of even date herewith between Assignor and Assignee (such Construction Loan Agreement, as same may be amended, supplemented, modified or restated from time to time, the "Construction Loan Agreement"), (ii)



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the prompt and punctual payment of all principal and interest and other sums coming due under that certain Revolving Credit Note of even date herewith from Assignor to Assignee in the principal amount of $5,000,000, as the same may be amended, supplemented, renewed, increased or replaced from time to time (the "Credit Note"), the proceeds of the loan evidenced by the Credit Note to be advanced in accordance with the provisions of the Revolving Line of Credit Agreement of even date herewith between Assignor and Assignee (such Revolving Line of Credit Agreement, as the same may be amended, supplemented, modified or restated from time to time, the "Credit Agreement") (the Construction Loan Agreement and the Credit Agreement are hereinafter collectively referred to as the "Loan Agreements", and the Deed of Trust Note and the Credit Note are hereinafter collectively referred to as the "Notes"); and (iii) the prompt and punctual payment and performance of all obligations, liabilities, covenants and sums now or hereafter to be paid or performed by Assignor under that certain Deed of Trust and Security Agreement (the "Deed of Trust") of even date herewith from Assignor and Colonial Downs Holdings, Inc., a Virginia corporation to Lawyers Title Realty Services, Inc., a Virginia corporation, as Trustee for the benefit of Assignee and under all other agreements, instruments and documents given to Assignee to evidence, secure or otherwise support the indebtedness evidenced by the Notes (all such agreements, instruments and documents, including the Notes, the Deed of Trust, the Loan Agreements and this Assignment, being hereinafter referred to as the "Loan Documents").

                  (c) "Rents" shall include all of the rents, income, receipts, revenues, security deposits, issues and profits now due or which may hereafter become due under any Lease and all other rents, income, receipts, revenues, issues and profits now due or which may hereafter become due with respect to the Premises, or any part thereof, or the use, occupancy or operation of the same; and the proceeds of all such Rents, both cash and noncash, including, but not limited to, any minimum rents, additional rents, percentage rents, parking, maintenance, insurance proceeds, tax contributions, any damages following default by a lessee or sublessee under any Lease, any penalties or premiums payable by tenant under any Lease and the proceeds of any policy of insurance covering loss of rents resulting from destruction or damage to any portion of the Premises.

                  (d) "Major Leases" shall mean all Leases, but shall not include any lease of less than five hundred (500) square feet, any lease of space to the Virginia Racing Commission, any leases of stalls, dormitory rooms, seats or skyboxes, any lease or license of office space to horsemen's groups, or any license agreement with any concessionaire, provided that any such license agreement shall be subject to termination by the Assignee within twelve (12) months following Assignee's acquisition of the Premises.

         2. The parties intend that this Assignment shall be a present, absolute and unconditional assignment and shall, immediately upon execution, give Assignee the right to collect the Rents and to apply them in payment of the principal and interest and all other sums payable on the Obligations. However, Assignee hereby grants to Assignor a license, subject to the provisions set forth below, to collect the Rents as they become due for its own account so long as no Remedies Event exists under the Loan Agreements and so long as there is no default by Assignor in the performance of the terms, covenants or provisions of the other Loan



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Documents. Nothing contained herein, nor any collection of Rents by Assignee or by a receiver, shall be construed to make Assignee a "mortgagee-in-possession" of the Premises so long as Assignee has not itself entered into actual possession of the Premises.

         3. Upon the occurrence of a Remedies Event (as defined in the Construction Loan Agreement), this Assignment shall constitute an irrevocable direction to and full authority to each lessee and sublessee under any Leases to pay all Rents to Assignee without proof of the default relied upon. Assignor hereby irrevocably authorizes each lessee, sublessee, guarantor, person and entity to rely upon and comply with any notice or demand by Assignee for the payment to Assignee of any Rents due or to become due.

         4. Assignor represents and warrants that:

                  (a) the terms of each Major Lease have been fully disclosed to and approved by Assignee, and each Major Lease is in full force and effect;

                  (b) no Lease or any interest therein has been previously assigned or pledged;

                  (c) no lessee or sublessee under any Major Lease has any defense, setoff or counterclaim against Assignor; and

                  (d) no Rents have been collected more than one (1) month in advance.

         All the foregoing warranties shall be deemed to be continuously reaffirmed until all Obligations shall have been paid in full.

         5. Assignor covenants and agrees that:

                  (a) If a Lease provides for a security deposit paid by the lessee or sublessee, this Assignment transfers to Assignee, to the extent permitted by Law, all of Assignor's right, title and interest in and to the security deposit, provided that Assignor shall have the right to retain said security deposit so long as Assignor is not in default under the Loan Documents and provided further that Assignee shall have no obligation to the lessee or sublessee with respect to such security deposit, unless and until Assignee comes into actual possession and control of said deposit.

                  (b) Except as otherwise may be permitted by the Deed of Trust, Assignor shall not terminate any Major Lease (except pursuant to the terms of the Lease upon a default by the lessee or sublessee) or modify or amend any Major Lease or any of the terms thereof or grant any concessions in connection therewith or accept a surrender thereof without the prior written consent of Assignee, which consent shall not be unreasonably withheld or delayed.

                  (c) Assignor shall not collect any Rents more than one (1) month in advance.

                  (d) Assignor shall not discount any future accruing Rents.


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                  (e) Assignor shall not consent to any assignment of any Major
Lease or any subletting thereunder, whether or not in accordance with its terms, without the prior written consent of Assignee, which consent shall not be unreasonably withheld or delayed.

                  (f) Assignor shall not execute any further pledge or assignment of its interest in any of the Leases or Rents or suffer or permit any such assignment to occur by operation of law.

         6. Assignor shall faithfully perform and discharge all obligations of the lessor under the Leases and shall give prompt written notice to Assignee of any notice of Assignor's default received from any lessee or sublessee or any other person with respect to any Major Lease and furnish Assignee with a complete copy of said notice. Assignor shall appear in and defend, at no cost to Assignee, any action or proceeding arising under or in any manner connected with any Lease. If requested by Assignee, Assignor shall take commercially reasonable actions to enforce each Major Lease against the lessee or sublessee in the case of default under the Major Lease by the lessee or sublessee.

         7. Except as otherwise may be permitted by the Deed of Trust, Assignor shall not enter into any Major Lease without Assignee's written consent, which consent shall not be unreasonably withheld or delayed. Assignor shall promptly provide to Assignee a true and correct copy of each executed Major Lease.

         8. With respect to Major Leases covering more than five hundred (500) square feet of rentable space, Assignor shall deliver to Assignee, promptly upon request, but, absent the existence of a Remedies Event, not more often than once per calendar year, duly executed estoppel certificates from any one or more lessees or sublessees as required by Assignee attesting to such facts regarding the Leases as Assignee may reasonably require, including, but not limited to, attestations that each Major Lease covered thereby is in full force and effect, that the lessee or sublessee is in occupancy and paying rent on a current basis with no rental offsets or claims, that no rental has been paid more than one (1) month in advance, and that there are no actions, whether voluntary or otherwise, pending against the lessee or sublessee, as the case may be, under the bankruptcy or insolvency laws of the United States or any state thereof.

         9. Nothing contained herein shall be construed to impose any liability or obligation on Assignee under or with respect to any Lease. Assignor shall indemnify and hold Assignee harmless from and against any and all liabilities, losses, damages, cost and expense which Assignee may incur under any Lease or by reason of this Agreement and from and against any and all claims and demands whatsoever which may be asserted against Assignee by reason of any alleged obligations to be performed or discharged by Assignee under any Lease or this Assignment, provided that the foregoing indemnification shall not be applicable to any claims and demands which shall arise with respect to events occurring after Assignee has acquired title to the Premises. Should Assignee incur any liability, loss, damage, cost or expense under or by reason of any Lease or under or by reason of this Assignment, Assignor shall immediately upon demand reimburse Assignee for the amount thereof together with all costs, expenses and reasonable attorneys' fees incurred by Assignee. All of the foregoing sums shall bear interest



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until paid at the Default Rate set forth in the Loan Agreements. Any Rents collected by Assignee may be applied by Assignee, in its discretion, in satisfaction of any such liability, loss, damage, cost or expense.

         10. Assignor hereby grants to Assignee the following rights:

                  (a) Assignee shall be deemed to be the creditor of each lessee or sublessee, as the case may be, in respect of any assignments for the benefit of creditors and any bankruptcy, arrangement, reorganization, insolvency, dissolution, receivership or other debtor-relief proceedings affecting such lessee (without obligation on the part of Assignee, however, to file timely claims in such proceedings or otherwise pursue creditor's rights therein).

                  (b) Assignee shall have the right to assign Assignee's right, title and interest in the Leases to any subsequent holder of the Deed of Trust or any replacement or renewal thereof or any participating interest therein or to any person acquiring title to all or any part of the Premises through foreclosure or otherwise. Any subsequent assignee shall have all the rights and powers herein provided to Assignee.

                  (c) Assignee shall have the right (but not the obligation), upon any failure of Assignor to perform any of its agreements hereunder, to take any action as Assignee may deem necessary or appropriate to protect its security, including, but not limited to, appearing in any action or proceeding and performing any obligations of the lessor under any Lease, and Assignor agrees to pay, on demand, all costs and expenses (including, without limitation, reasonable attorneys' fees) incurred by Assignee in connection therewith, together with interest thereon at the Default Rate set forth in the Loan Agreements.

                  (d) Upon a Remedies Event as aforesaid and without notice to or consent of Assignor, Assignee shall have the following rights (none of which shall be construed to be obligations of Assignee):

                  (i) Assignee shall have the right to apply any of the Rents to pay installments due for personal property rented or purchased on credit, insurance premiums on personal property, or other charges relating to personal property on the Premises, provided, however, that this Assignment shall not make Assignee responsible for the control, care, management or repair of the Premises or any personal property or for the carrying out of any of the terms or provisions of the Leases;

                  (ii) Assignee shall have the right to apply the Rents and any sums recovered by Assignee pursuant hereto to outstanding Obligations and to all other charges for taxes, insurance, improvements, maintenance and other items relating to the Premises, all in such order as Assignee shall, in its discretion, determine and whether or not the same be then due;

                  (iii)  Assignee shall have the right to execute new Leases;

                  (iv) Assignee shall have the right to cancel or alter any existing Leases;


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                  (v)    Assignee shall have the authority, as Assignor's
                         attorney-in-fact, such authority being coupled with an interest and irrevocable, to sign the name of Assignor and to bind Assignor on all papers and documents relating to the operation, leasing and maintenance of the Premises.

                  All of the foregoing rights and remedies of Assignee are cumulative and Assignee shall also have, upon the occurrence of any such default or Remedies Event, all other rights and remedies provided under the other Loan Documents and any other agreement between Assignor and Assignee or otherwise available at law or in equity or by statute.

         11. This Assignment is intended to be supplementary to and not in substitution for or in derogation of any assignment of rents contained in the Deed of Trust or in any other document executed in connection with this transaction.

         12. Assignee may take or release other security, may release any party primarily or secondarily liable for any Obligations secured hereby, may grant extensions, renewals or indulgences with respect to such Obligations, may amend, modify or cancel all or any of the terms of the Obligations, and may apply any other security therefor held by Assignee to the satisfaction of such Obligations without prejudice to any of Assignee's rights hereunder or under the other Loan Documents. The rights of Assignee to collect the Obligations and to enforce any other security therefor held by Assignee may be exercised by Assignee either prior to, simultaneously with, or subsequent to any action by Assignee hereunder. The failure of Assignee to avail itself of any of the terms, covenants and conditions hereof shall not be construed or deemed to be a waiver of any rights or remedies hereunder. Assignee shall have the full right, power and authority to enforce this Assignment or any of the terms, covenants or conditions hereof, at any time or times that Assignee shall deem fit.

         13. Any change, amendment, modification, abridgement, cancellation, or discharge of this Assignment or any term or provision hereof not permitted hereby shall be invalid without the written consent of Assignee.

         14. Upon payment to Assignee of the full amount of all Obligations, this Assignment shall be void and of no further effect. Upon such payment and if requested by Assignor, Assignee shall promptly execute and deliver to Assignor a release of this Assignment in recordable form.

         15. The terms and conditions of this Agreement shall be binding upon Assignor, its successors and assigns, and shall inure to the benefit of Assignee and its successors and assigns.

         16. Notices required or permitted to be given hereunder shall be deemed to have been given when sent in accordance with the terms of the Construction Loan Agreement.

         17. If any provision hereof is determined to be illegal or unenforceable for any reason, the remaining provisions hereof shall not be affected thereby.

         18. This Assignment shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.


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         WITNESS the due execution hereof as of the day and year first above written.

WITNESS:                   COLONIAL DOWNS, L.P., a Virginia
                           limited partnership

                           By:  STANSLEY RACING CORP.,
                                a Virginia corporation,
                                its sole general partner


                           By:   /s/ Jeffrey P. Jacobs
                               -------------------------------
                           Name:  Jeffrey P. Jacobs
                           Title: CEO




DRAFTED BY AND AFTER RECORDING RETURN TO:
Charles G. Knox, Esquire
Marcus & Shapira LLP
301 Grant Street
One Oxford Centre, 35th Floor
Pittsburgh, PA  15219-6401


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STATE
CITY/COUNTY OF __________________

         The foregoing document was acknowledged before me this ___ day of __________, 1997 by Jeffrey P. Jacobs in his capacity as Chief Executive Officer of Stansley Racing Corp., general partner of Colonial Downs, L.P., a Virginia limited partnership.

{Seal}


                                               --------------------------------
                                               Notary Public


 My Commission Expires:


----------------------------


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                                    EXHIBIT A